UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 18, 2013

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite 390
Scottsdale, AZ	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of RiceBran Technologies (the “Company”) was held on June 18, 2013.  At the Annual Meeting, the shareholders voted on the following proposals and cast their votes as described below.

1.	Election of five (5) members to the board of directors:

	Votes For	Votes Withheld	Broker Non-Votes
W. John Short	31,643,362	14,645,742	118,659,796
David Goldman	35,908,200	10,380,904	118,659,796
Baruch Halpern	38,018,168	8,270,936	118,659,796
Henk W. Hoogenkamp	43,084,111	3,204,993	118,659,796
Robert C. Schweitzer	35,726,500	10,562,604	118,659,796

2.	Approved an amendment to our articles of incorporation to increase the authorized number of shares of common stock from 500,000,000 to 1,200,000,000:

Votes For	Votes Against	Abstained	Broker Non-Votes
104,949,196	51,116,898	7,705,512	1,177,294

3.	Approved amendments to our articles of incorporation that would effect a reverse stock split, pursuant to which either eighty, one hundred and twenty, one hundred and sixty or two hundred outstanding shares of our common stock would be combined into one share of such stock, and to authorize our board of directors, at their discretion, to select and file one such amendment which would effect the reverse stock split at one of these four reverse split ratios on or before June 18, 2014, if deemed appropriate:

Votes For	Votes Against	Abstained	Broker Non-Votes
118,294,140	38,237,941	7,239,522	1,177,297

4.	Approved, on a nonbinding advisory basis, the compensation of our named executive officers:

Votes For	Votes Against	Abstained	Broker Non-Votes
26,221,617	13,243,391	6,824,096	118,659,796

5.	Voted, on an advisory basis, on the frequency of holding an advisory vote on executive compensation:

Every 1 Year	Every 2 Years	Every 3 years	Abstained	Broker Non-Votes
34,059,495	4,878,965	3,051,470	4,299,173	118,659,797

Consistent with the shareholders' vote on Proposal Five, our board of directors has approved an annual frequency for future advisory votes on executive compensation. As a result, the Company expects that an advisory vote on executive compensation will be held every year through 2019, when the next shareholder vote on the frequency of future advisory votes on executive compensation is required under the Securities Exchange Act of 1934, as amended.

6.	Ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the for the year ending December 31, 2013:

Votes For	Votes Against	Abstained
157,454,028	2,030,363	5,464,507

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: June 24, 2013	By:	/s/ J. Dale Belt
Jerry Dale Belt
Chief Financial Officer
(Duly Authorized Officer)